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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2007

                         GALAXY NUTRITIONAL FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                       1-15345                  25-1391475
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                          5955 T.G. Lee Blvd, Suite 201
                             Orlando, Florida 32822
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               (Address of Principal Executive Offices) (Zip Code)

                                 (407) 855-5500
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1. Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 of this Report on Form 8-K is incorporated herein by reference.

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On May 3, 2007, the Board of Directors of Galaxy Nutritional Foods, Inc. (the "Company") approved a $40,000 salary increase for Michael E. Broll, the Company's Chief Executive Officer since July 2004. Mr. Broll will receive an annual salary of $240,000 effective April 1, 2007 and will also receive a bonus of $75,000 for his performance in the Company's fiscal year ended March 31, 2007 (FY 2007). Mr. Salvatore J. Furnari, Chief Financial Officer and Senior Vice President of Finance, is scheduled to receive a 3% salary increase from $145,000 to $149,350 and a $25,000 bonus for his performance in the FY 2007. Mr. John W. Jackson, Senior Vice President of Global Sales, will also receive a 3% salary increase from $144,900 to $149,247 and a $15,000 bonus for his performance in the FY 2007.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

10.41 Second Amendment to the Employment Agreement dated May 3, 2007 between Galaxy Nutritional Foods, Inc. and Michael E. Broll.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2007                      Galaxy Nutritional Foods, Inc.



                                        By: /s/ Salvatore J. Furnari
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                                            Salvatore J. Furnari
                                            Chief Financial Officer


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